UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2008
Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 First Avenue
Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 349-3300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 3, 2008, the Board of Directors of Yahoo! Inc. (the “Company”) approved an amendment (the “Amendment”) to Section 2.5 (Advance Notice of Stockholder Nominees) of the Company’s amended and restated bylaws (the “Bylaws”), effective immediately. The Amendment extends the date by which nominations of persons for election to the Board of Directors of the Company may be submitted with respect to the Company’s 2008 annual meeting of stockholders to the close of business on the 10th day following the earlier of (a) the day on which notice of the date of the 2008 annual meeting is mailed or (b) the day public announcement of the date of the 2008 annual meeting is first made.
     The description of the Amendment contained in this report is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     On March 5, 2008, Jerry Yang, Chief Executive Officer of the Company, distributed an email to the employees of the Company discussing the Amendment and the Company’s ongoing exploration of strategic alternatives.
     A copy of the email to Company employees is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.
     The Company issued a press release today announcing the Amendment to the Bylaws. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Yahoo! Inc.

99.1	Email from the Chief Executive Officer to Yahoo! Inc. Employees dated March 5, 2008

99.2	Yahoo! Inc. Press Release dated March 5, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
By:	/s/ Michael J. Callahan
	Name:	Michael J. Callahan
	Title:	Executive Vice President, General Counsel and Secretary

Date: March 5, 2008

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Yahoo! Inc.

99.1	Email from the Chief Executive Officer to Yahoo! Inc. Employees dated March 5, 2008

99.2	Yahoo! Inc. Press Release dated March 5, 2008